Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies
(22)	Commitments and Contingencies

On April 16, 2024, the Group entered into a share purchase agreement (the “GEM Agreement”) with GEM Global Yield LLC SCS (“GEM”). Under the GEM Agreement, the Group has the option to issue and sell up to a number of ordinary shares (as represented by and delivered as ADSs) of the Company with an aggregate value of US$500,000 (the “Aggregate Limit”) which can be further increased to up to US$1,000,000, subject to certain terms and conditions. During the three years from the date of signing the GEM Agreement (the “Investment Period”), the Group can control the timing and maximum amount of the drawdown under this facility and has no minimum drawdown obligation. The Group has the option to issue the Company’s shares to GEM at its own discretion within the Investment Period. A commitment fee will be paid to GEM equal to 1.8% of the Aggregate Limit, in either cash, from the proceeds of the drawdowns, or in ordinary shares of the Company. Simultaneously, the Group and GEM entered into a selling agent agreement with Wilson-Davis & Company which will act as investment banker and as selling agent for GEM and will receive a fee of 0.2 % of the Aggregate Limit. As of the date of this report, no drawdown has been made.

As of June 30, 2024, there was no pending legal proceeding to which the Group is a party that will have a material effect on the Group’s business, results of operations or cash flows.